MERIT SECURITIES CORPORATION

Monthly Payment Report
Payment Statement
MERIT 7
Payment Date:     28-Apr-97
Reporting Month:  March

           Class
           Interest   Beginning       Interest      Interest      Principal        Total        Applied Ending
Class      Rate       Balance         Accrual       Payment       Payment        Distribution   Losses  Balance
Class A-1  6.207500%  $319,074,948.14 $1,650,548.12 $1,650,548.12 $20,527,622.47 $22,178,170.59 $0.00   $298,547,325.67
Class A-2 15.000000%   $45,500,000.00   $568,750.00   $568,750.00          $0.00    $568,750.00 $0.00    $45,500,000.00
Class A-3  7.000000%   $23,705,723.97   $138,283.39   $138,283.39    $488,056.61    $626,340.00 $0.00    $23,217,667.36
Class A-4  7.500000%    $7,000,000.00    $43,750.00    $43,750.00          $0.00     $43,750.00 $0.00     $7,000,000.00
Class A-5  6.207500%   $11,848,793.79    $61,292.82    $61,292.82    $163,675.48    $224,968.30 $0.00    $11,685,118.31

                      $407,129,465.90 $2,462,624.33 $2,462,624.33 $21,179,354.56 $23,641,978.89 $0.00   $385,950,111.34

Class              CUSIP        Priority      Principal Type   Interest Type
Class A-1          589962AT6    Senior        Sequential       Floater
Class A-2          589962AU3    Senior        Sequential       Floater
Class A-3          589962AV1    Senior        Sequential       Fixed
Class A-4          589962AW     Senior        Sequential       Fixed
Class A-5          589962AX7    Senior        Sequential       Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 7
Payment Date:     28-Apr-97
Reporting Month:  March

                                                          Interest    Interest    Principal
          Original        Original Integral     Record    Accrual     Payment     Payment     Ending          Remaining
Class     Balance         Pct Pool Denomination Date      Factor      Factor      Factor      Balance         Principal Factor
Class A-1 $435,000,000.00 78.06%   $1,000.00    31-Mar-97  3.79436349  3.79436349 47.18993670 $298,547,325.67 0.68631569
Class A-2  $45,500,000.00  8.17%   $1,000.00    31-Mar-97 12.50000000 12.50000000  0.00000000  $45,500,000.00 1.00000000
Class A-3  $26,300,000.00  4.72%   $1,000.00    31-Mar-97  5.25792357  5.25792357  18.5572855  $23,217,667.36 0.88280104
Class A-4   $7,000,000.00  1.26%   $1,000.00    31-Mar-97  6.25000000  6.25000000  0.00000000   $7,000,000.00 1.00000000
Class A-5  $14,750,000.00  2.65%   $1,000.00    31-Mar-97  4.15544542  4.15544542 11.09664270  $11,685,118.31 0.79221141

          $528,550,000.00                                                                     $385,950,111.34

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 7
Payment Date:   28-Apr-97
Report Date:    March

Collateral Proceeds Account

Beginning Balance                                  $0.00

Deposits                                                    Withdrawals

Interest Net of Servicing Fee              $3,192,374.32    Interest Payments                $2,462,624.33
Principal                                 $21,179,354.56    Principal Payments              $21,179,354.56
Deposits From Reserve Fund                         $0.00    Surplus                            $687,938.73
Other Deposits                                     $0.00    MBIA Fee                            $41,811.26
                                                            Discount Principal Reserve               $0.00

Total Deposit                             $24,371,728.88    Total Withdrawals               $24,371,728.88

                                                            Ending Balance                           $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 7
Payment Date:         28-Apr-97
Reporting Month       March

Reserve Funds and Subordination

                            Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Balance
Type
Pool Over Collateralization 5.15% $28,702,601.63 6.58% $28,696,547.24 $0.00       $0.00  $414,646,658.59 6.92% $28,696,547.24


Surplus Summary

Class                      Total Distribution
Surplus                    $687,938.73

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                84         $11,054,257             2.67%
60+ Days                35          $3,888,956             0.94%
90+ Days                73          $8,301,534             2.00%
Foreclosure             57          $7,563,735             1.82%
REO                     15          $2,766,636             0.67%

Totals                 264         $33,575,118             8.10%


Advances on Delinquencies                                      $312,526.52
Non-Recoverable Advances on Delinquencies                            $0.00